Epiphany FFV Latin America Fund

Class A Shares: ELAAX

SUMMARY PROSPECTUS

March 1, 2016

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2016, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.epiphanyfunds.com/funddocuments.  You can also obtain these documents at no cost by calling 1-800-320-2185 or by sending an email request to info@epiphanyfunds.com.

FUND SUMMARY

Investment Objective

The Epiphany FFV Latin America Fund (the “Latin America Fund”) seeks long term growth of capital.

Fees and Expenses

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Epiphany Funds.  More information about these and other discounts is available from your financial professional and in the "Investing with Epiphany" section of the Fund's prospectus and in the "Sales Charges" section of the Fund's Statement of Additional Information.

Shareholder fees (paid directly from your investment):	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	5.00%
Maximum Deferred Sales Charge (Load) (as a % of the lower of the offering price at purchase or the net asset value at redemption)	None
Maximum Sales Charge (Load) on Reinvested Dividends	None
Redemption Fee (as a % of the amount redeemed, if within 60 days of purchase)	2.00%
Fee for Redemptions Paid by Wire Transfer	$10

Annual Fund Operating Expenses (expenses deducted from Fund assets):	Class A
Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	3.46%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses	4.75%
Fee Waiver and/or Expense Reimbursement (1)	(2.96)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursements)	1.79%

(1)

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses to 1.75% of the average daily net assets for Class A shares through February 28, 2017.  The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days’ notice to shareholders.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Epiphany FFV Latin America Fund	1 Year	3 Years	5 Years	10 Years
Class A	$673	$1,607	$2,545	$4,912

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance. During the Fund’s most recent fiscal year, the portfolio turnover rate was 26%.

Principal Investment Strategy

The Epiphany FFV Latin America Fund invests, under normal circumstances, at least 80% of its assets, in equity securities of Latin American companies that pass the FFV Scorecard®, a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC (the "Adviser").  The Adviser defines a Latin American company as one that derives 50% of its income, profits or assets in Latin America, including Mexico, Central and South America.

The FFV Scorecard® is applied to countries and potential securities before any investment is initiated. Application of the FFV Scorecard® is based on information known by the Adviser and information provided by third parties that compile and publish such data.  The screening criteria of FFV Scorecard® is based on the principals of Biblically Responsible Investing and the moral and social justice teachings of the Catholic Church as outlined by the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines.  The criteria are reviewed from time to time by Trinity’s Advisory Board.

A country will generally be excluded from the Fund if it falls under the following categories:

•

Government is not a Democracy;

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Lacks economic freedom, i.e. not a free market economy;

•

Lacks consistent foreign investment rules;

•

Has not adopted or does not enforce customary labor laws and/or appropriate labor policies.

According to the FFV Scorecard®, companies will generally be excluded from the Fund that are known to:

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Directly participate in abortion;

•

Manufacture contraceptives;

•

Produce pornographic media content;

•

Engage in scientific research on human fetuses or embryos;

•

Have recent material fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;

•

Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

•

Use company assets to advocate for or against any of the issues listed above as well as other political issues that are not directly related to the company’s primary service or product.

Eligible companies are further evaluated and an assessment is made concerning their record on human rights, environment and corporate governance, both positive and negative. The FFV Scorecard® is designed to measure a company’s impact on people, communities and the market and is an integral part of the investment process.

From these eligible securities, the portfolio managers apply economic and investment criteria to select up to 70 equity securities for the Fund's portfolio that are consistent with the Fund’s investment objective and its 80% investment policy. The portfolio managers may, but are not obligated to, sell a security when it no longer passes the criteria established. The Fund may also sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity. Whether to hold or sell a security in the Fund that no longer passes the exclusionary screening is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company, or as a means to defer or eliminate trading costs associated with the sale of the security. The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests. Otherwise, the Fund intends to remain fully invested. In addition to common stocks, from time to time the Fund may purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, shares of other investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment or to create desired country exposures.  The Fund may also invest a percentage of its assets in derivatives, such as future and options contracts. The underlying securities of these other equities will not be subject to the FFV Scorecard®.

Eligible securities include shares listed on the major U.S. exchanges as well as American Depository Receipts (ADRs). When a U.S.-listed security or ADR is not available for a company, the Fund may purchase ordinary shares through the company’s domestic exchange. The Fund may invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively).

Portfolio construction for the Fund is designed to minimize risk and produce an extensively diversified portfolio. In order to accomplish Latin American diversification, assets will be selected in conjunction to their respective countries of domicile. The Fund will generally not invest in a company whose corporate headquarters is located in any country that is not a democracy.  Socially responsible countries will then be weighted based on extensive research on numerous political and economic factors.

Individual securities will be selected based on a bottom-up process to correlate with the respective weights given to the chosen countries of domicile. Factors including valuation, financial ratios, historical and forecasted growth, liquidity, capital structure and balance sheet strength, corporate governance, earnings estimates and analysts’ recommendations, among others will be evaluated.

Principal Risks

Because the securities the Fund holds will fluctuate in price, the value of your investment in the Fund will go up and down.  You could lose money.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.  The Fund is subject to several risks, any of which could cause an investor to lose money.  Below are some specific risks of investing in the Fund.

Currency Risk.  Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the Non-U.S. market in which the Fund invests depreciates against the U.S. dollar.

Derivatives Risk. The Fund may invest a percentage of its assets in derivatives, such as futures and options contracts, to pursue its investment objective. The use of such derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.

Emerging Markets Risk.  The risks of foreign investing are heightened for securities of companies in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in foreign developed markets, emerging market securities are susceptible to illiquid trading markets, governmental interference, and restrictions on gaining access to sales proceeds.

ETF and Other Investment Company Risk.  The Fund may invest in ETFs, and other investment companies ("Underlying Funds"), as an alternative to holding cash before investment or as a way to hedge risk.  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Foreign Exposure and Investing Risk. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.  Foreign investing involves risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws, and potential difficulties in enforcing contractual obligations.    Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Investment Style Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Latin America Geographic Risk. Because the Fund concentrates the investments in Latin American companies, the Fund's performance is expected to be closely tied to social, political, and economic conditions within Latin America and to be more volatile than the performance of more geographically diversified funds.  These specific risks include domestic instability, lack of sufficient infrastructure and internal political disputes resulting in inefficient government.

Mid-Cap and Small-Cap Risk.  Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies.  Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  These risks are higher for small-cap companies.

Moral Investing Risk.  The Adviser invests in equity securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

REIT Risk.  The Funds may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Valuation Risk. Because non-US exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Latin America Fund by showing the performance of its Class A shares for each full calendar year since the Fund’s inception, and by showing how the Fund’s average annual returns compare over time with those of a broad measure of market performance.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Epiphany FFV Latin America Fund Class A Annual Total Returns (as of December 31)

(sales loads are not reflected in the bar chart; if these amounts were reflected,

returns would be less than those shown)

During the period shown in the bar chart, the highest return for a quarter was 4.82% (quarter ended March 31, 2014) and the lowest return for a quarter was (17.11)% (quarter ended September 30, 2015).

Average Annual Total Returns (for the periods ended December 31, 2015)

Class A Shares	1 Year	Since Inception (3/12/2012)
Return Before Taxes	-28.05%	-13.35%
Returns After Taxes on Distributions	-28.36%	-13.72%
Returns After Taxes on Distributions and Sale of Fund Shares	-15.84%	-9.73%
S&P Latin America 40 Index (reflects no deduction for fees, expenses or taxes)	-30.95%	-15.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.

The Investment Adviser

Trinity Fiduciary Partners LLC (“Trinity”) is the Fund’s investment adviser.

Portfolio Managers

Javier Creixell, Managing Member of Trinity Fiduciary Partners, LLC, and Samuel J. Saladino III, CEO and founder of Trinity Fiduciary Partners LLC, have been the Fund’s portfolio managers since the Fund’s inception in 2012.

Purchase and Sale of Fund Shares

The minimum investment for Class A shares is $1,000, with minimum subsequent investments of $250.  You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire.  More information on how to redeem your shares can be obtained by calling the transfer agent at 1-800-320-2185.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  The Fund's distributions are typically taxed as ordinary income.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  The Fund may produce capital gains even if it does not have income to distribute or performance has been poor.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Trinity may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.